ReliaStar Life Insurance Company
and its Separate Account N
ING Encore/ING Encore Flex
Supplement dated September 11, 2008 to the Contract Prospectus and Statement of Additional Information, each dated April 28, 2008, as amended

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus and Statement of Additional Information (“SAI”). Please read it carefully and keep it with your current
Contract Prospectus and SAI for future reference.

                         IMPORTANT INFORMATION REGARDING UPCOMING FUND LIQUIDATION

On July 31, 2008, the Board of Directors of ING Partners, Inc. approved a proposal to liquidate the ING OpCap
Balanced Value Portfolio.

The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place after the close of business on November 21, 2008 (the “Closing Date”).

Voluntary Transfers Before the Effective Date of the Liquidation. Anytime prior to the Closing Date you may transfer amounts that you have allocated to the subaccount that invests in the ING OpCap Balanced Value Portfolio to any of the other available investment options. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

You may give us alternative allocation instructions at any time by contacting our Administrative Service Center at:

                                                                  ING Service Center
                                                                  P.O. Box 5050
                                                                  Minot, North Dakota 58702-5050

                                                                  1-877-884-5050

See also the Transfers Among Investment Options section on page 13 of your Contract Prospectus for further information about making allocation changes. More information about the funds available through your contract, including information about the risks associated with investing in these funds, can be found in the current prospectus and SAI for that fund. You may obtain these documents by contacting us at our Administrative Service Center noted above.

Automatic Reallocation Upon Liquidation. After the Closing Date and our receipt of the proceeds from the liquidation of the ING OpCap Balanced Value Portfolio, amounts that were allocated to the subaccount that invested in this portfolio will be automatically reallocated to the subaccount that invests in the ING VP Money Market
Portfolio. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your account value immediately before the reallocation will equal your account value immediately after the reallocation.

Future Allocations. After the Closing Date, the subaccount that invested in the ING OpCap Balanced Value
Portfolio will no longer be available through your Contract Prospectus. Any future allocations directed to a subaccount that invested in this portfolio will be automatically allocated to the subaccount that invests in the ING
VP Money Market Portfolio.

Information about the ING VP Money Market Portfolio. Summary information about the ING VP Money
Market Portfolio can be found in Appendix IV – Fund Descriptions in your Contract Prospectus, and in the fund fact sheet for that fund. More detailed information can be found in the current prospectus and SAI for that fund. You may obtain these documents by contacting our Administrative Service Center as noted above.

There will be no further disclosure regarding the ING OpCap Balanced Value Portfolio in future Contract
Prospectuses.

X.120636-08C	September 2008